Exhibit 10.1 EXECUTION VERSION

November 15, 2023

Ms. Jennifer Francis
[ADDRESS OMITTED]

Dear Jennifer:
    You and The RMR Group LLC (“RMR”) are entering into this letter agreement (this "Agreement") to confirm the terms and conditions of your retirement from RMR on July 1, 2024 (the “Retirement Date”).
I.TRANSITION PERIOD AND RETIREMENT
(A)Resignations. You will continue to serve as an Executive Vice President of RMR and President and Chief Executive Officer of Diversified Healthcare Trust (“DHC”) until December 31, 2023, as of which date you will resign from such offices and from any other officer or related positions you hold within RMR, DHC and any other RMR managed company. You will resign as a Managing Trustee of DHC and any other board positions on the earliest of: (1) the 2024 annual meeting of shareholders; (2) July 1, 2024; or (3) as requested by RMR or the applicable board of trustees. You will continue to serve as an employee of RMR until the Retirement Date in order to transition your duties and responsibilities to your successor(s). After December 31, 2023, you will work remotely from the address shown above, or other locations from time to time.
(B)Payments until the Retirement Date. Until December 31, 2023, you will continue to receive the same cash salary compensation as you currently receive, payable consistent with past practices. From January 1, 2024 until the Retirement Date, RMR will pay your base salary at a rate of $10,000 per month. Subject to any contribution required by you consistent with past practices, RMR will maintain and provide all your current insurance and employee benefits through July 31, 2024. All of your existing share grants will continue to vest through the Retirement Date pursuant to the existing vesting schedule (as set forth in the applicable equity agreements).
(C)Retirement and Transition Responsibilities. From January 1, 2024 until the Retirement Date, you will work towards the orderly transition of your responsibilities and use all reasonable efforts to assist in training your successor(s). It is understood that you will be working remotely from the address above during this transition period, but will be available by telephone or video conference.

Jennifer Francis
November 15, 2023

(D)Licensing. As soon as practicable after this Agreement is executed, RMR will take all reasonable steps and work with its managed companies to the best of its ability to remove you from any lender or other applicable licenses. You agree to cooperate with all such efforts.
(E)Payments and Benefits on the Retirement Date. On the Retirement Date, RMR will pay your unpaid wages for the period through the Retirement Date, subject to all usual and applicable taxes and deductions. Your health insurance on our group plan will terminate on July 31, 2024. To continue any health insurance beyond that date, you must complete a continuation of coverage (COBRA) election form and make timely payments for coverage. Information regarding COBRA will be mailed to you. Any group life and disability insurance on our group plan will terminate on July 31, 2024, as will your participation in the RMR 401(k) plan.
(F)Retirement Benefits. Provided you sign and do not revoke this Agreement and the Waivers and Releases of Claims attached as Exhibit A and Exhibit B and you satisfactorily perform your transition responsibilities, you will receive the following additional retirement payments and benefits:
(1)Cash Payments. RMR will pay you a cash payment in the amount of $1,125,000, less applicable deductions, on the later of January 31, 2024 or ten (10) days after your execution of Exhibit A, and a second lump sum payment of $1,125,000, subject to applicable deductions, on the later of August 1, 2024 or ten (10) days after your execution of Exhibit B.
(2)RMR and RMR Public Company Share Grants.
(a)Prior to the Retirement Date, RMR will recommend to the Boards of Directors and Boards of Trustees of The RMR Group Inc. (“RMR Inc.”), DHC, Service Properties Trust, Office Properties Income Trust, Industrial Logistics Properties Trust and Seven Hills Realty Trust (together, the “RMR Public Companies”) that all of your existing share grants vest (which vesting includes the lifting of any restrictions) immediately in full upon the Retirement Date and that you be permitted to settle any resulting tax liability with vesting shares, commonly referred to as “net share settlement,” on a company-by-company basis. RMR will cooperate with you in removing any restrictive legends from your vested shares in the RMR Public Companies.
(b)You agree for the benefit of the applicable RMR Public Company that, as long as you own the shares referenced above in 2(a) in the RMR Public Companies, your shares shall be voted at any meeting of the shareholders of the RMR Public Companies or in connection with any consent solicitation or other action by shareholders in favor of all nominees for director and all proposals recommended by the Board of Directors or Trustees in the proxy statement for such meeting or materials for such written consent or other action. This obligation does not apply to your estate. If your shares are not voted in accordance with this covenant and such failure continues after notice, you agree to pay liquidated damages to the applicable RMR Public Company in an amount equal to the market value of the shares not so voted. For the avoidance of doubt, this provision is for the benefit of each RMR Public Company only with respect to your shares in such company and is not an agreement with RMR.

Jennifer Francis
November 15, 2023

(c)You understand and agree that, although the RMR Code of Business Conduct and Ethics will no longer apply to you after the Retirement Date, you are subject to all laws and regulations with respect to all of your shares in the RMR Public Companies, including, but not limited to, those applicable to the purchase or sale of securities while in possession of material, non-public information concerning the RMR Public Companies.
(G)Mobile Phone Number. RMR agrees to consent to and cooperate with you in the transfer to you of your mobile phone number, and to pay for any costs associated with such transfer (except that you will be responsible for the cost of replacement service). You agree to be responsible for all cell phone payments for service after the Retirement Date.
II.RELEASE
You, your heirs, executors, legal representatives, successors and assigns, individually and in their beneficial capacity, hereby unconditionally and irrevocably release and forever discharge RMR, the RMR Public Companies, AlerisLife Inc., Sonesta International Hotels Corporation and any companies managed by RMR from time to time (the “RMR Companies”), and their past, present and future officers, directors, trustees, employees, representatives, shareholders, attorneys, agents, consultants, contractors, successors, and affiliates -hereinafter referred to as the "Releasees" -or any of them of and from any and all suits, claims, demands, interest, costs (including attorneys' fees and costs actually incurred), expenses, actions and causes of action, rights, liabilities, obligations, promises, agreements, controversies, losses and debts of any nature whatsoever related to or arising out of your employment or termination thereof, which you, your heirs, executors, legal representatives, successors and assigns, individually and/or in their beneficial capacity, now have, own or hold, or at any time heretofore ever had, owned or held, or could have owned or held, whether known or unknown, suspected or unsuspected, from the beginning of the world to the date of execution of this Agreement including, without limitation, any claims arising at law or in equity or in a court, administrative, arbitration, or other tribunal of any state or country arising out of or in connection with your employment by RMR; any claims against the Releasees based on statute, regulation, ordinance, contract, or tort; any claims against the Releasees relating to wages, compensation, benefits, retaliation, negligence, or wrongful discharge; any claims arising under Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act, as amended, the Older Workers' Benefit Protection Act, as amended, the Equal Pay Act, as amended, the Fair Labor Standards Act, as amended, the Employment Retirement Income Security Act, as amended, the Americans with Disabilities Act of 1990 ("ADA"), as amended, The ADA Amendments Act, the Lilly Ledbetter Fair Pay Act, the Worker Adjustment and Retraining Notification Act, the Genetic Information NonDiscrimination Act, the Civil Rights Act of 1991, as amended, the Family Medical Leave Act of 1993, as amended, and the Rehabilitation Act, as amended; The Massachusetts Fair Employment Practices Act (Massachusetts General Laws Chapter 151B), The Massachusetts Equal Rights Act, The Massachusetts Equal Pay Act, the Massachusetts Privacy Statute, The Massachusetts Civil Rights Act, the Massachusetts Payment of Wages Act (Massachusetts General Laws Chapter 149 sections 148 and 150), the Massachusetts Overtime regulations (Massachusetts General Laws Chapter 151 sections 1A and 1B), and the Massachusetts Meal Break regulations

Jennifer Francis
November 15, 2023

(Massachusetts General Laws Chapter 149 sections 100 and 101); and any other claims under any federal or state law for unpaid or delayed payment of wages, overtime, bonuses, commissions, incentive payments or severance, missed or interrupted meal periods, interest, attorneys' fees, costs, expenses, liquidated damages, treble damages or damages of any kind to the maximum extent permitted by law and any claims against the Releasees arising under any and all applicable state, federal, or local ordinances, statutory, common law, or other claims of any nature whatsoever except for claims that cannot be released by law.
Nothing in this Agreement shall affect the EEOC's rights and responsibilities to enforce the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act of 1967, as amended, the National Labor Relations Act or any other applicable law, nor shall anything in this Agreement be construed as a basis for interfering with your protected right to file a timely charge with, or participate in an investigation or proceeding conducted by, the EEOC, the National Labor Relations Board (the "NLRB"), or any other state, federal or local government entity; provided, however, if the EEOC, the NLRB, or any other state, federal or local government entity commences an investigation on your behalf, you specifically waive and release your right, if any, to recover any monetary or other benefits of any sort whatsoever arising from any such investigation or otherwise, nor will you seek or accept reinstatement to your former position with RMR. Further, notwithstanding anything to the contrary in this Agreement, you are not releasing any rights or claims to vested benefits.
III.TAX PROVISIONS
You agree that you shall be responsible and will pay your own tax obligations and/or liabilities created under state or federal tax laws by this Agreement.
IV.INTERNAL ANNOUNCEMENT AND LETTER OF REFERENCE
You and Adam Portnoy, RMR’s President and Chief Executive Officer, will agree on the timing and content of internal emails and communications to employees of RMR, and external announcements, regarding your retirement. Mr. Portnoy will provide you with a letter of reference which shall be in form and substance mutually acceptable to you and Mr. Portnoy.
V.CONFIDENTIALITY
    You agree that, unless otherwise agreed, on or before the Retirement Date, you will return to RMR all property of RMR or any RMR Company including, but not limited, to all documents, records, materials, software, equipment, building keys or entry cards, and other physical property that have come into your possession or been produced by you in connection with your employment; it being agreed, however, that you may retain any home technology issued to you by RMR, including your cell phone, iPad, desktop and laptop. You agree to cooperate with RMR’s IT group in effectuating the deletion of all information related to RMR or any RMR Company from this technology immediately after the Retirement Date.
    In addition, you shall not at any time reveal to any person or entity, except to employees of RMR or any RMR Company who need to know such information for purposes of their

Jennifer Francis
November 15, 2023

employment or as otherwise authorized by RMR or the applicable RMR Company in writing, any confidential information of RMR or any RMR Company. Confidential information includes, without limitation, information regarding (i) the marketing, business, operational, and financial activities and/or strategies of RMR or any RMR Company (ii) the costs, sources of supply, financial performance, projects, plans, branding, acquisition or dispositions, proposals and strategic plans of RMR or any RMR Company (iii) any non-public financial information or practices of RMR or any RMR Company and (iv) information and discussions concerning any past or present lawsuits, investigations, arbitrations or other pending or threatened disputes in which RMR or any RMR Company is or was a party.
Nothing in this Agreement prohibits you from reporting possible violations of federal law or regulation, or disclosing any information, to any government agency or entity, including, but not limited, to the Securities and Exchange Commission, the Congress, and any agency Inspector General, or making other disclosures that are protected under the whistleblower provisions of applicable law. You do not need prior authorization of RMR to make any such reports or disclosures and you are not required to notify RMR that you have made such reports or disclosures. Further, nothing in this Agreement is intended to interfere with your rights to disclose any information which an employer cannot prohibit you from disclosing pursuant to applicable law.
VI.NON-DISPARAGEMENT
    You agree not to make harmful or disparaging remarks, written or oral, concerning RMR or any RMR Company or any of its or their respective directors, officers, trustees, employees, agents or service providers. RMR agrees to instruct its executive officers not to make any harmful or disparaging remarks, written or oral, concerning you. Nothing in this provision shall prevent you from testifying truthfully in connection with any litigation, arbitration or administrative proceeding when compelled by subpoena, regulation or court order.
VII.NON-SOLICITATION
    You agree that for five (5) years following the Retirement Date, you will not, directly or indirectly, without the prior written consent of RMR, solicit, attempt to solicit, assist others to solicit, hire, or assist others to hire for employment any person who is, or within the preceding six (6) months was, an employee of RMR or any RMR Company.
VIII.BREACH OF SECTIONS V, VI OR VII
    The parties agree that any breach of Sections V, VI or VII of this Agreement will cause irreparable damage to the non-breaching party and that, in the event of such a breach or threatened breach, the non-breaching party shall have, in addition to any and all remedies at law, the right to an injunction, specific performance or other equitable relief to prevent the violation of any obligations hereunder. The parties agree that, in the event that any provision of Section V, VI, or VII shall be determined by any court of competent jurisdiction or arbitration panel to be unenforceable, such provision shall be deemed to be modified to permit its enforcement to the maximum extent permitted by law.

Jennifer Francis
November 15, 2023

IX.CONSULTING AND COOPERATION
After the Retirement Date and until December 31, 2024, RMR may request additional transitional services from you at a rate of $250 per hour, plus reimbursement of any approved out-of-pocket expenses. Any such services shall be deemed a consultancy and you shall perform such services as an independent contractor, assuming all applicable tax obligations. You acknowledge that as an independent contractor you will not be eligible for any benefits afforded employees of RMR.
Without limitation as to time, you agree to cooperate with RMR and any RMR Company, at reasonable, mutually agreed-upon times and places, with respect to all matters arising during or related to your continuing or past employment, including but not limited to all formal or informal matters in connection with any government investigation, internal investigation, litigation, regulatory or other proceeding which may have arisen or which may arise. RMR or such RMR Company will reimburse you for all reasonable out-of-pocket expenses (not including lost time or opportunity). RMR or such RMR Company will provide appropriate legal representation for you in a manner reasonably determined by RMR or such RMR Company.
X.NON-WAIVER
    Any waiver by a party of a material breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of such provision or any other provision hereof.
XI.NON-ADMISSION
    The parties agree and acknowledge that the considerations exchanged herein do not constitute and shall be not construed as constituting an admission of any sort on the part of either party.
XII.NON-USE IN SUBSEQUENT PROCEEDINGS
    The parties agree that this Agreement may not be used as evidence in any subsequent proceeding of any kind except one in which one of the parties alleges a breach of the terms of this Agreement or the Waivers and Releases of Claims or one in which one of the parties elects to use this Agreement as a defense to any claim.
XIII.ADEA ACKNOWLEDGMENT
You acknowledge that you have carefully read and fully understand this Agreement. You acknowledge that you have not relied on any statement, written or oral, which is not set forth in this Agreement. You further acknowledge that you are hereby advised in writing to consult with an attorney prior to executing this Agreement; that you are not waiving or releasing any rights or claims that may arise after the date of execution of this Agreement; that you are releasing claims under the Age Discrimination in Employment Act (ADEA); that you execute this Agreement in exchange for monies in addition to those to which you are already entitled; that you were

Jennifer Francis
November 15, 2023

provided a period of at least twenty-one (21) days within which to consider this Agreement and a period of seven (7) days following your execution of this Agreement to revoke your ADEA waiver as provided below; that if you voluntarily execute this Agreement prior to the expiration of the 21st day, you will voluntarily waive the remainder of the 21 day consideration period; that any changes to this Agreement by you once it has been presented to you will not restart the 21 day consideration period; and you enter into this Agreement knowingly, willingly and voluntarily in exchange for the retirement payments and benefits. To receive the retirement payments and benefits provided in this Agreement, this Agreement must be signed and returned to Diane Proctor, at, if by physical delivery, RMR, Two Newton Place, Suite 300, 255 Washington Street, Newton, MA 02458, or at, if by email delivery, dproctor@rmrgroup.com.
You may revoke your release of your ADEA claims up to seven (7) days following your signing this Agreement. Notice of revocation must be received in writing by Diane Proctor, at, if by physical delivery, RMR, Two Newton Place, Suite 300, 255 Washington Street, Newton, MA 02458, or at, if by email delivery, dproctor@rmrgroup.com, no later than the seventh day (excluding the date of execution) following the execution of this Agreement. The ADEA release is not effective or enforceable until expiration of the seven day period. However, the ADEA release becomes fully effective, valid and irrevocable if it has not been revoked within the seven day period immediately following your execution of this Agreement. The parties agree that if you exercise your right to revoke this Agreement, then you are not entitled to the retirement payments set forth in Section I.F. of this Agreement. This Agreement shall become effective eight (8) days after your execution if you have not revoked your signature as herein provided.
XIV.INDEMNIFICATION AND DEFENSE
Any and all indemnification agreements you have from RMR and any RMR Companies continue to provide for the respective parties’ rights and obligations with respect to the matters set forth therein. Further, you will maintain any rights you have to indemnification and defense under any bylaws or insurance policies by RMR as well as any rights you have under the common law.
XV.ENTIRE AGREEMENT
        This Agreement, together with the Waivers and Releases of Claims, constitutes the entire agreement between the parties concerning the terms and conditions of your separation of employment from RMR and supersedes all prior and contemporaneous agreements, understandings, negotiations, and discussions, whether oral or written, between the parties, except for the Mutual Agreement to Resolve Disputes and Arbitrate Claims, which remains in full force and effect. You agree that RMR has not made any warranties, representations, or promises to you regarding the meaning or implication of any provision of this Agreement other than as stated herein.

Jennifer Francis
November 15, 2023

XVI.NO ORAL MODIFICATION
    Any amendments to this Agreement shall be in writing and signed by you and an authorized representative of RMR.
XVII.SEVERABILITY
    In the event that any provision hereof becomes or is declared by a court of competent jurisdiction or an arbitrator or arbitration panel to be illegal, unenforceable, or void, this Agreement shall continue in full force and effect without said provision.

XVIII.GOVERNING LAW, JURISDICTION AND SUCCESSOR AND ASSIGNS
    This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without reference to any conflict of law principles, and shall be binding upon and inure to the benefit of you and your heirs, successors, and beneficiaries, and RMR and its agents, affiliates, representatives, successors, and assigns. If you die before receiving the payments stated herein, the remaining payments will be made to your spouse. If your spouse is not alive at the time, the remaining payments will be made to your estate. If you die or are incapacitated prior to executing the Waivers and Releases of Claims attached as Exhibit A and Exhibit B, your legal representative may sign on your behalf.
    The parties irrevocably agree that any dispute regarding this Agreement shall be settled by binding arbitration in accordance with the Mutual Agreement to Resolve Disputes and Arbitrate Claims.
XIX.VOLUNTARY ACT
    By signing this Agreement, you acknowledge and agree that you are doing so knowingly and voluntarily in order to receive the payments and benefits provided for herein. By signing this Agreement, you represent that you fully understand your right to review all aspects of this Agreement, that you have carefully read and fully understand all the provisions of this Agreement, that you had an opportunity to ask questions and consult with an attorney of your choice before signing this Agreement; and that you are freely, knowingly, and voluntarily entering into this Agreement.
If you determine to accept this Agreement, understand it, and consent to it, please sign in the space provided below and return a copy so signed to us.

Very truly yours,

/s/ Diane Proctor
Diane Proctor
Vice President, Human Resources

Jennifer Francis
November 15, 2023

AGREED TO AND ACCEPTED:

/s/ Jennifer Francis
Jennifer Francis

Dated: November 15, 2023

EXHIBIT A
WAIVER AND RELEASE OF CLAIMS
You, your heirs, executors, legal representatives, successors and assigns, individually and in their beneficial capacity, hereby unconditionally and irrevocably release and forever discharge The RMR Group Inc. and The RMR Group LLC (together, "RMR"), Service Properties Trust, Diversified Healthcare Trust, Office Properties Income Trust, Industrial Logistics Properties Trust, Seven Hills Realty Trust, AlerisLife Inc., Sonesta International Hotels Corporation and any companies managed by RMR from time to time (the “RMR Companies”), and its and their past, present and future officers, directors, trustees, employees, representatives, shareholders, attorneys, agents, consultants, contractors, successors, and affiliates -hereinafter referred to as the "Releasees" -or any of them of and from any and all suits, claims, demands, interest, costs (including attorneys' fees and costs actually incurred), expenses, actions and causes of action, rights, liabilities, obligations, promises, agreements, controversies, losses and debts of any nature whatsoever related to or arising out of your employment or termination thereof, which you, your heirs, executors, legal representatives, successors and assigns, individually and/or in their beneficial capacity, now have, own or hold, or at any time heretofore ever had, owned or held, or could have owned or held, whether known or unknown, suspected or unsuspected, from the beginning of the world to the date of execution of this Waiver and Release of Claims including, without limitation, any claims arising at law or in equity or in a court, administrative, arbitration, or other tribunal of any state or country arising out of or in connection with your employment by RMR or any RMR Company; any claims against the Releasees based on statute, regulation, ordinance, contract, or tort; any claims against the Releasees relating to wages, compensation, benefits, retaliation, negligence, or wrongful discharge; any claims arising under Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act, as amended, the Older Workers' Benefit Protection Act, as amended, the Equal Pay Act, as amended, the Fair Labor Standards Act, as amended, the Employment Retirement Income Security Act, as amended, the Americans with Disabilities Act of 1990 ("ADA"), as amended, The ADA Amendments Act, the Lilly Ledbetter Fair Pay Act, the Worker Adjustment and Retraining Notification Act, the Genetic Information NonDiscrimination Act, the Civil Rights Act of 1991, as amended, the Family Medical Leave Act of 1993, as amended, and the Rehabilitation Act, as amended; The Massachusetts Fair Employment Practices Act (Massachusetts General Laws Chapter 151B), The Massachusetts Equal Rights Act, The Massachusetts Equal Pay Act, the Massachusetts Privacy Statute, The Massachusetts Civil Rights Act, the Massachusetts Payment of Wages Act (Massachusetts General Laws Chapter 149 sections 148 and 150), the Massachusetts Overtime regulations (Massachusetts General Laws Chapter 151 sections 1A and 1B), and the Massachusetts Meal Break regulations (Massachusetts General Laws Chapter 149 sections 100 and 101); and any other claims under any federal or state law for unpaid or delayed payment of wages, overtime, bonuses, commissions, incentive payments or severance, missed or interrupted meal periods, interest, attorneys' fees, costs, expenses, liquidated damages, treble damages or damages of any kind to the maximum extent permitted by law and any claims against the Releasees arising under any and all applicable state, federal, or local ordinances, statutory, common law, or other claims of any nature whatsoever except for claims that cannot be released by law.

Nothing in this Waiver and Release of Claims shall affect the EEOC's rights and responsibilities to enforce the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act of 1967, as amended, the National Labor Relations Act or any other applicable law, nor shall anything in this Waiver and Release of Claims be construed as a basis for interfering with your protected right to file a timely charge with, or participate in an investigation or proceeding conducted by, the EEOC, the National Labor Relations Board (the "NLRB"), or any other state, federal or local government entity; provided, however, if the EEOC, the NLRB, or any other state, federal or local government entity commences an investigation on your behalf, you specifically waive and release your right, if any, to recover any monetary or other benefits of any sort whatsoever arising from any such investigation or otherwise, nor will you seek or accept reinstatement to your former position with RMR.
Nothing in this Waiver and Release of Claims prohibits you from reporting possible violations of federal law or regulation, or disclosing any information, to any government agency or entity, including, but not limited to, the Securities and Exchange Commission, the Congress, and any agency Inspector General, or making other disclosures that are protected under the whistleblower provisions of applicable law. You do not need prior authorization of RMR to make any such reports or disclosures and you are not required to notify RMR that you have made such reports or disclosures.
You acknowledge that you have carefully read and fully understand this Waiver and Release of Claims. You acknowledge that you have not relied on any statement, written or oral, which is not set forth in this Waiver and Release of Claims. You further acknowledge that you are hereby advised in writing to consult with an attorney prior to executing this Waiver and Release of Claims; that you are not waiving or releasing any rights or claims that may arise after the date of execution of this Waiver and Release of Claims; that you are releasing claims under the Age Discrimination in Employment Act (ADEA); that you execute this Waiver and Release of Claims in exchange for monies in addition to those to which you are already entitled; that RMR gave you a period of at least twenty-one (21) days within which to consider this Waiver and Release of Claims and a period of seven (7) days following your execution of this Waiver and Release of Claims to revoke your ADEA waiver as provided below; that if you voluntarily execute this Waiver and Release of Claims prior to the expiration of the 21st day, you will voluntarily waive the remainder of the 21 day consideration period; that any changes to this Waiver and Release of Claims by you once it has been presented to you will not restart the 21 day consideration period; and you enter into this Waiver and Release of Claims knowingly, willingly and voluntarily in exchange for the retirement payments and benefits. To receive the retirement payments and benefits provided in the Agreement, this Waiver and Release of Claims must be signed and returned to Diane Proctor, at, if by physical delivery, RMR, Two Newton Place, Suite 300, 255 Washington Street, Newton, MA 02458, or at, if by email delivery, dproctor@rmrgroup.com, on any date between December 31, 2023 and January 31, 2024.
You may revoke your release of your ADEA claims up to seven (7) days following your signing this Waiver and Release of Claims. Notice of revocation must be received in writing by Diane Proctor, at, if by physical delivery, RMR, Two Newton Place, Suite 300, 255

Washington Street, Newton, MA 02458, or at, if by email delivery, dproctor@rmrgroup.com, no later than the seventh day (excluding the date of execution) following the execution of this Waiver and Release of Claims. The ADEA release is not effective or enforceable until expiration of the seven day period. However, the ADEA release becomes fully effective, valid and irrevocable if it has not been revoked within the seven day period immediately following your execution of this Waiver and Release of Claims. The parties agree that if you exercise your right to revoke this Waiver and Release of Claims, then you are not entitled to any of the retirement payments set forth in Section I.F. of the Agreement. This Waiver and Release of Claims shall become effective eight (8) days after your execution if you have not revoked your signature as herein provided.
I hereby provide this Waiver and Release of Claims as of the date indicated below and acknowledge that the execution of this Waiver and Release of Claims is in further consideration of the payments set forth in Section I.F. of the Agreement, to which I acknowledge I would not be entitled if I did not sign this Waiver and Release of Claims. I intend that this Waiver and Release of Claims become a binding agreement by and between me and RMR if I do not revoke my acceptance within seven (7) days.

/s/ Jennifer Francis
Jennifer Francis

Dated: November 15, 2023

EXHIBIT B
WAIVER AND RELEASE OF CLAIMS
You, your heirs, executors, legal representatives, successors and assigns, individually and in their beneficial capacity, hereby unconditionally and irrevocably release and forever discharge The RMR Group Inc. and The RMR Group LLC (together, "RMR"), Service Properties Trust, Diversified Healthcare Trust, Office Properties Income Trust, Industrial Logistics Properties Trust, Seven Hills Realty Trust, AlerisLife Inc., Sonesta International Hotels Corporation and any companies managed by RMR from time to time (the “RMR Companies”), and its and their past, present and future officers, directors, trustees, employees, representatives, shareholders, attorneys, agents, consultants, contractors, successors, and affiliates -hereinafter referred to as the "Releasees" -or any of them of and from any and all suits, claims, demands, interest, costs (including attorneys' fees and costs actually incurred), expenses, actions and causes of action, rights, liabilities, obligations, promises, agreements, controversies, losses and debts of any nature whatsoever related to or arising out of your employment or termination thereof, which you, your heirs, executors, legal representatives, successors and assigns, individually and/or in their beneficial capacity, now have, own or hold, or at any time heretofore ever had, owned or held, or could have owned or held, whether known or unknown, suspected or unsuspected, from the beginning of the world to the date of execution of this Waiver and Release of Claims including, without limitation, any claims arising at law or in equity or in a court, administrative, arbitration, or other tribunal of any state or country arising out of or in connection with your employment by RMR or any RMR Company; any claims against the Releasees based on statute, regulation, ordinance, contract, or tort; any claims against the Releasees relating to wages, compensation, benefits, retaliation, negligence, or wrongful discharge; any claims arising under Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act, as amended, the Older Workers' Benefit Protection Act, as amended, the Equal Pay Act, as amended, the Fair Labor Standards Act, as amended, the Employment Retirement Income Security Act, as amended, the Americans with Disabilities Act of 1990 ("ADA"), as amended, The ADA Amendments Act, the Lilly Ledbetter Fair Pay Act, the Worker Adjustment and Retraining Notification Act, the Genetic Information NonDiscrimination Act, the Civil Rights Act of 1991, as amended, the Family Medical Leave Act of 1993, as amended, and the Rehabilitation Act, as amended; The Massachusetts Fair Employment Practices Act (Massachusetts General Laws Chapter 151B), The Massachusetts Equal Rights Act, The Massachusetts Equal Pay Act, the Massachusetts Privacy Statute, The Massachusetts Civil Rights Act, the Massachusetts Payment of Wages Act (Massachusetts General Laws Chapter 149 sections 148 and 150), the Massachusetts Overtime regulations (Massachusetts General Laws Chapter 151 sections 1A and 1B), and the Massachusetts Meal Break regulations (Massachusetts General Laws Chapter 149 sections 100 and 101); and any other claims under any federal or state law for unpaid or delayed payment of wages, overtime, bonuses, commissions, incentive payments or severance, missed or interrupted meal periods, interest, attorneys' fees, costs, expenses, liquidated damages, treble damages or damages of any kind to the maximum extent permitted by law and any claims against the Releasees arising under any and all applicable state, federal, or local ordinances, statutory, common law, or other claims of any nature whatsoever except for claims that cannot be released by law.
B-1

Nothing in this Waiver and Release of Claims shall affect the EEOC's rights and responsibilities to enforce the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act of 1967, as amended, the National Labor Relations Act or any other applicable law, nor shall anything in this Waiver and Release of Claims be construed as a basis for interfering with your protected right to file a timely charge with, or participate in an investigation or proceeding conducted by, the EEOC, the National Labor Relations Board (the "NLRB"), or any other state, federal or local government entity; provided, however, if the EEOC, the NLRB, or any other state, federal or local government entity commences an investigation on your behalf, you specifically waive and release your right, if any, to recover any monetary or other benefits of any sort whatsoever arising from any such investigation or otherwise, nor will you seek or accept reinstatement to your former position with RMR.
Nothing in this Waiver and Release of Claims prohibits you from reporting possible violations of federal law or regulation, or disclosing any information, to any government agency or entity, including, but not limited to, the Securities and Exchange Commission, the Congress, and any agency Inspector General, or making other disclosures that are protected under the whistleblower provisions of applicable law. You do not need prior authorization of RMR to make any such reports or disclosures and you are not required to notify RMR that you have made such reports or disclosures.
You acknowledge that you have carefully read and fully understand this Waiver and Release of Claims. You acknowledge that you have not relied on any statement, written or oral, which is not set forth in this Waiver and Release of Claims. You further acknowledge that you are hereby advised in writing to consult with an attorney prior to executing this Waiver and Release of Claims; that you are not waiving or releasing any rights or claims that may arise after the date of execution of this Waiver and Release of Claims; that you are releasing claims under the Age Discrimination in Employment Act (ADEA); that you execute this Waiver and Release of Claims in exchange for monies in addition to those to which you are already entitled; that RMR gave you a period of at least twenty-one (21) days within which to consider this Waiver and Release of Claims and a period of seven (7) days following your execution of this Waiver and Release of Claims to revoke your ADEA waiver as provided below; that if you voluntarily execute this Waiver and Release of Claims prior to the expiration of the 21st day, you will voluntarily waive the remainder of the 21 day consideration period; that any changes to this Waiver and Release of Claims by you once it has been presented to you will not restart the 21 day consideration period; and you enter into this Waiver and Release of Claims knowingly, willingly and voluntarily in exchange for the release payments and benefits. To receive the release payments and benefits provided in the Agreement, this Waiver and Release of Claims must be signed and returned to Diane Proctor, at, if by physical delivery, RMR, Two Newton Place, Suite 300, 255 Washington Street, Newton, MA 02458, or at, if by email delivery, dproctor@rmrgroup.com, on any date between July 1, 2024 and August 1, 2024.
You may revoke your release of your ADEA claims up to seven (7) days following your signing this Waiver and Release of Claims. Notice of revocation must be received in writing by Diane Proctor, at, if by physical delivery, RMR, Two Newton Place, Suite 300, 255
B-2

Washington Street, Newton, MA 02458, or at, if by email delivery, dproctor@rmrgroup.com, no later than the seventh day (excluding the date of execution) following the execution of this Waiver and Release of Claims. The ADEA release is not effective or enforceable until expiration of the seven day period. However, the ADEA release becomes fully effective, valid and irrevocable if it has not been revoked within the seven day period immediately following your execution of this Waiver and Release of Claims. The parties agree that if you exercise your right to revoke this Waiver and Release of Claims, then you are not entitled to any of the release payment set forth in Section I.F. of the Agreement. This Waiver and Release of Claims shall become effective eight (8) days after your execution if you have not revoked your signature as herein provided.
I hereby provide this Waiver and Release of Claims as of the date indicated below and acknowledge that the execution of this Waiver and Release of Claims is in further consideration of the payment set forth in Section I.F. of the Agreement, to which I acknowledge I would not be entitled if I did not sign this Waiver and Release of Claims. I intend that this Waiver and Release of Claims become a binding agreement by and between me and RMR if I do not revoke my acceptance within seven (7) days.

/s/ Jennifer Francis
Jennifer Francis

Dated: November 15, 2023
B-3